Exhibit 99.1

XPO Logistics XPO Investor Presentation and Transcript July 2016

Disclaimers Non-GAAP Financial Measures This document contains certain non-GAAP financial measures as defined under rules of the Securities and Exchange Commission (“SEC”), including adjusted operating income for the North American less-than-truckload business unit for the quarters ended March 31, 2016 and 2015; and earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted EBITDA for the quarters ended March 31, 2016 and 2015 and the years ended December 31, 2015 and 2014. As required by SEC rules, we provide reconciliations of these measures to the most directly comparable measure under United States generally accepted accounting principles (“GAAP”), which are set forth in the appendix to this document. We believe that adjusted operating income improves comparability from period to period by removing the impact of nonrecurring expense items such as one-time transaction-related costs. We believe that EBITDA and adjusted EBITDA improve comparability from period to period by removing the impact of our capital structure (interest expense from our outstanding debt), asset base (depreciation and amortization) tax consequences, and the nonrecurring items noted in the reconciliation. In addition to its use by management, we believe that EBITDA and adjusted EBITDA are measures widely used by securities analysts, investors and others to evaluate the financial performance of companies in our industry. Other companies may calculate EBITDA and adjusted EBITDA differently, and therefore our measure may not be comparable to similarly titled measures of other companies. EBITDA and adjusted EBITDA are not measures of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to net income, cash flows from operating activities and other measures determined in accordance with GAAP. Items excluded from EBITDA and adjusted EBITDA are significant and necessary components of the operations of our business, and, therefore, EBITDA and adjusted EBITDA should only beusedasa supplemental measure of our operating performance. Forward-looking Statements This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the expected impact of Great Britain’s anticipated exit from the European Union, the expected maturity of the company’s debt, expected cost saving opportunities, our expected ability to integrate operations, cross-sell services, realize synergies and profit improvement opportunities, expected industry sector growth rates and our organic growth rates, and our 2016 and 2018 financial targets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully manage our growth, including by maintaining effective internal controls; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to retain our and our acquired businesses’ largest customers; our ability to develop and implement suitable information technology systems; our substantial indebtedness; our ability to raise debt and equity capital; our ability to attract and retain key employees to execute our strategy, including retention of acquired companies’ key employees; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors; labor matters; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; our ability to execute our growth strategy through acquisitions; fuel price and fuel surcharge changes; weather and other service disruptions; governmental regulation; and governmental or political actions. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations.Forward-looking statements set forthin this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law. 2 | Investor Presentation July 2016 XPO Logistics

XPO Is at Inflection Point for Profitability and Cash Flow Growth $1 trillion addressable opportunity, with 1.5% market share Global scale and leading positions in many of the fastest-growing areas of transportation and logistics Numerous company-specific margin opportunities regardless of the macro environment, including cost rationalization, global procurement and cross-fertilization of best practices Well-diversified by service offerings, geographies and customer verticals Strong global presence in high-growth e-commerce sector Contract logistics, last mile and freight brokerage are fast growing and resilient to economic cycles Accelerating free cash flow model with low capex requirements Cutting-edge technology differentiates XPO across lines of business World-class operators laser-focused on driving results We have a clear line of sight from $1.25 billion 2016F adjusted EBITDA to our $1.7 billion 2018 target 3 | Investor Presentation July 2016 XPO Logistics

We Are a Top 10 Global Logistics Company 2016 Forecast Revenue: $15 billion Adjusted EBITDA: $1.25 billion LOGISTICS High-Value-Add Services 35% of Revenue Omni-Channel and E-Commerce Fulfillment Reverse Logistics Technology-Enabled Managed Transportation High-Value-Add Warehousing and Distribution Supply Chain Optimization TRANSPORTATION Freight Is Moved Using Optimal Mode 65% of Revenue Freight Brokerage / Last Mile / Expedite Intermodal and Drayage Less-Than-Truckload Truckload Global Forwarding We use our highly integrated network of people, technology and physical assets to help customers manage their goods more efficiently throughout their supply chains 4 | Investor Presentation July 2016 XPO Logistics

Global Scale with Well-Diversified Business Mix Key Metrics Customers Over 50,000 Employees 87,000 Locations 1,440 Countries of Operation 33 151 million sq. feet Contract Logistics Facilities (14 million sq. meters) Gross Revenue Profile (1) By Country of Operation United States (60%) France (12%) U.K. (12%) Spain (4%) Other (12%) By Customer Vertical Retail / E-Commerce (22%) Food & Beverage (12%) Industrial / Manufacturing (11%) Automotive (9%) Consumer Goods (8%) Agriculture / Chemicals (7%) Logistics & Transportation (6%) Building Materials / Hardware (6%) Technology / Telecom (6%) Business / Professional Services (4%) Energy / Oil & Gas (3%) Aerospace / Defense (2%) Home Furnishings / Furniture (2%) Other (1%) (1) FY2015 total revenue pro forma for acquisitions. Percentages may not add to 100% due to rounding 5 | Investor Presentation July 2016 XPO Logistics

Extensive Customer Service Infrastructure and Capacity Comprehensive network meticulously built to add value (1) Attractive Revenue Mix to customers and generate high returns for shareholders: Talent: Top operators with highly engaged employees Technology: Best-in-class, proprietary applications integrated on cloud-based platform Ground transportation assets: 19,000 owned tractors; 47,000 trailers; 10,000 53-ft. intermodal boxes; and 9,000 chassis Non-asset transportation network: 10,000 trucks contracted via independent owner-operators; and more than 1 million brokered trucks Facility assets: 438 cross-docks; and 748 contract logistics facilities Asset-Light (66%) Asset-Based (34%) (1) Revenue mix as of FY2015 pro forma for acquisitions 6 | Investor Presentation July 2016 XPO Logistics

XPO Leads the Industry in Rapid Technology Development Highly scalable and integrated system On-cloud technology leads to more agility and ease of enhancements Global IT team of over 1,500 professionals Differentiated competitive advantages: – Proprietary Freight Optimizer (freight brokerage) and Rail Optimizer (intermodal) systems Patented last mile applications – Proprietary bidding portal – Sophisticated supply chain management technology $425 million IT budget in 2016 with over 160 IT projects completed in first half of the year Our IT is a major reason why customers trust us each day with 150,000 ground shipments and more than 5 billion inventory units 7 | Investor Presentation July 2016 XPO Logistics

Highly Skilled Management Team

Bradley Jacobs *Chief Executive Officer*	United Rentals, United Waste
Lori Blaney *VP Sales and Customer Solutions, Less-Than-Truckload*	Con-way
Tony Brooks *President, Less-Than-Truckload and Truckload*	Sysco, Dean Foods, Frito-Lay, Roadway
Ashfaque Chowdhury *President, Supply Chain–Americas and Asia Pacific*	New Breed
Troy Cooper *Chief Operating Officer*	United Rentals, United Waste
Jean-Luc Declas *Senior VP, Development, Supply Chain–Europe*	Norbert Dentressangle, Giraud Logistics
Gordon Devens *Chief Legal Officer*	AutoNation, Skadden Arps
Bill Fraine *COO, Supply Chain, Americas*	New Breed, FedEx
Ramon Genemaras *Chief Transformation Officer*	Johnson Controls, Tyco, CHEP, GE
Luis Angel Gómez *Managing Director, Transport–Europe*	Norbert Dentressangle, Christian Salvesen
John Hardig *Chief Financial Officer*	Stifel Nicolaus, Alex. Brown

Partial list, in alphabetical order

8 | Investor Presentation July 2016

XPO Logistics

Highly Skilled Management Team (Cont'd)

Mario Harik *Chief Information Officer*	Oakleaf Waste Management
Christophe Haviland *Sales Director, Transport–Europe*	DHL, American Express, Staples
Meghan Henson *Chief Human Resources Officer*	Chubb Group, PepsiCo
Scott Malat *Chief Strategy Officer*	Goldman Sachs, UBS, JPMorgan Chase
Karl Meyer *Chief Executive Officer, Last Mile*	3PD, Home Depot
Will O'Shea *Chief Sales and Marketing Officer, Last Mile*	3PD, Ryder, Cardinal Logistics
Greg Ritter *Chief Customer Officer*	Knight Transportation, C.H. Robinson
Lance Robinson *Global Chief Accounting Officer*	General Electric, NBC Universal
Paul Smith *President, Intermodal*	Pacer
Jennifer Warner *Global Chief Compliance Officer, General Counsel–Americas*	Con-way
Malcolm Wilson *Managing Director, Logistics–Europe*	Norbert Dentressangle, NYK Logistics

Partial list, in alphabetical order

9 | Investor Presentation July 2016

XPO Logistics

Serving Blue Chip Customers in Every Major Vertical Partial list. Any trademarks or logos used in this presentation are the property of their respective owners 10 | Investor Presentation July 2016 XPO Logistics

Serving Blue Chip Customers in Every Major Vertical (Cont’d) Partial list. Any trademarks or logos used in this presentation are the property of their respective owners 11 | Investor Presentation July 2016 XPO Logistics

Only 1.5% Current Share of $1 Trillion Addressable Opportunity

Industry Sectors Size in Billions (1)

Ordered by Share of XPO's Revenue

Contract Logistics	~$120
North American Less-Than-Truckload	~$35
European Transport (2)	~$425
Truck Brokerage and Expedite	~$85
North American Intermodal and Drayage	~$22
North American Last Mile	~$13
North American Truckload	~$320

Investment in Sales Growth

- Mid-single-digit organic growth achievable over the next 36 months
- Doubling strategic account executives and adding at least 50 local account executives
- Rolled out common CRM platform to increase visibility across organization
- Implemented growth-based incentives and advanced training to drive cross-selling across XPO's offerings

Top Customers are Benefitting from XPO's Platform

Number of XPO's Services Used by Top 100 Customers (3)



27
28
13
12
20
1
2
3
4
5 or more

- 73 of XPO's top 100 customers use 2 or more service lines
- 19% of sales generated from XPO's top 100 customers come from secondary service lines

(1) Includes only North American and European markets. Sources include: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce, A.T. Kearney, Transport Intelligence, American Trucking Associations, Technavio, Bain & Company, Wall Street Research and management estimates

(2) European road transport size across all of Europe

(3) Service categories are expedite, intermodal, last mile, brokerage, North American supply chain, LTL, global forwarding, European supply chain and European transport

12 | Investor Presentation July 2016

XPO Logistics

Leading Position in Some of the Fastest Growing Industry Sectors As Percent of Projected XPO’s Gross Industry Growth Revenue (1) Rate X GDP (2) #2 largest global provider and e-fulfillment leader in Europe Contract Logistics 35% 2 – 3x Non-commoditized service offering with multiple specializations North American #2 largest LTL provider in North America: 99% of U.S. zip codes 23% 1 – 1.5x Less-Than-Truckload Highest service levels in the industry for on-time performance Truck Brokerage #2 largest global freight brokerage firm 10% 2 – 4x and Expedite Largest manager of expedited shipments in North America Intermodal and #3 largest intermodal provider in North America; leading drayage network 6% 3 – 5x Drayage A leader in cross-border Mexico freight movements by rail #1 last mile logistics provider for heavy goods in North America Last Mile 5% 5 – 6x Fast-growing sector with tailwinds from e-commerce and outsourcing (1) By 2016 forecast revenue (2) Sources include: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce, A.T. Kearney, Transport Intelligence, American Trucking Associations, Technavio, Wall Street Research and management estimates 13 | Investor Presentation July 2016 XPO Logistics

Clear Path to $1.7 Billion EBITDA Target by 2018 Well Defined Bridge from $1.25 Billion 2016 Forecast Cost Rationalization, Global Procurement and Productivity Gains At least $300 million of identified annual run-rate cost savings to be implemented over the next 36 months, representing 200bps of margin improvement across XPO’s ~$14 billion of addressable spend Continued execution on $170 million—$210 million of LTL profit improvement opportunities ($90 million already achieved) Benefiting from established fixed-cost infrastructure, driving margin expansion alongside revenue growth Mid-Single-Digit Organic Revenue Growth Differentiated growth driven in part by leading e-commerce platform Intensified global selling organization promoting increased customer penetration and cross-selling Cross-Fertilization of Best Practices Continuous improvement and knowledge-sharing across all service offerings and geographies Large impact in areas like warehouse operations, cross dock operations, maintenance, safety, training and HR XPO’s Chief Transformation Officer, Ramon Genemaras, has previously led $1 billion+ cost-outs at General Electric, Tyco and Johnson Controls 14 | Investor Presentation July 2016 XPO Logistics

XPO Logistics

Key Lines of Business

Contract Logistics Long Term Recurring Revenue Asset-light business characterized by long-term contractual relationships, low cyclicality and a high-value-add component that minimizes commoditization Deep expertise in high-growth sectors that trend toward outsourcing: retail, e-commerce, high tech, Global Footprint aerospace, telecom, healthcare and agriculture Leading e-fulfillment provider in Europe Low capex requirements as a percentage of revenue lead to strong free cash flow conversion and ROIC Five-year average contract tenure with high renewal rates Global footprint makes XPO particularly attractive to multinational customers $1+ billion global sales pipeline 16 | Investor Presentation July 2016 XPO Logistics

Freight Brokerage High Growth and High Return Non-asset business that places shippers’ freight with qualified carriers through brokers that match capacity with shipper demand Variable cost model is resilient across the cycle Global Footprint High free cash flow conversion and minimal capex Fragmented market with opportunity to expand Outsourcing trends drive growth at multiples of GDP Continuously improving productivity through technology and the tenure of the sales force Pricing accuracy enabled by XPO’s proprietary algorithms 17 | Investor Presentation July 2016 XPO Logistics

Last Mile Demand Propelled by Major Tailwinds Asset-light business that arranges the final stage of heavy goods delivery from distribution centers or retail stores to end consumers’ home or business Customers include nearly all of the top 30 big-box retailers and e-tailers in the U.S. North American Footprint On track to facilitate 12 million deliveries in 2016 E-commerce and omni-channel are catalysts Best-in-class proprietary customer experience technology Shifting third party LTL spend to XPO LTL to bring margin in-house Scalability via LTL cross-dock utilization Launched last mile service in the UK and experiencing high demand from Eurozone Closed $30 million of new business in 1Q 2016, with over $200 million in the pipeline 18 | Investor Presentation July 2016 XPO Logistics

North American LTL Rapid Progress on Profit Improvement Plan Asset-based business utilizing employee drivers, a fleet of tractors and trailers for line-haul, pick-up and delivery of pallets, and a network of terminals Grew adjusted operating income by 54% in Q1 2016 year-over-year (1) Ahead of plan to improve annual profit by $170 to $210 million by late 2017, with $90 million of targeted savings realized in first six months post-acquisition Network covers 99% of postal codes across the US Transportation veteran Tony Brooks, LTL president, has focused the team on customer satisfaction, operating performance and profitable results Recognized as Best-In-Class North American Footprint • Mastio’s 2015 LTL Carrier Customer Value and Loyalty Report ranked XPO #1 in the following categories: Trustworthiness Shipments picked up when promised Shipments delivered when promised Ability to meet appointment times Shipments delivered with no shortages Billing accuracy Claims processing (1) See appendix for a reconciliation of adjusted operating income to GAAP operating income 19 | Investor Presentation July 2016 XPO Logistics

Intermodal and Drayage Benefiting from Mexico Near Shoring Asset-light business that arranges the long-haul portion of containerized freight, including rail brokerage, local drayage and on-site operational services 3rd largest intermodal provider in North America North American Footprint 10,000 53-ft. intermodal boxes and 9,000+ chassis Leading drayage capacity of 2,200 independent owner-operators, with access to 25,000+ additional drayage trucks Near-shoring of manufacturing in Mexico is a strong cross-border tailwind Long-term sales potential for truck-to-rail conversion Proprietary Rail Optimizer technology is a growth engine Increasing customer satisfaction by achieving best-ever on-time performance 20 | Investor Presentation July 2016 XPO Logistics

North American Truckload Provides Capacity for Customers with Focus on Mexico Lanes Asset-based dry van service well aligned with customers’ transportation requirements with national, regional, cross border and dedicated solutions Top 20 U.S. carrier and trusted provider throughout the continental United States, with extensive cross- North American Footprint border Mexico coverage and service to Canada – 35% of revenue comes from Mexico Deep relationships with shippers, with many spanning decades Key customer verticals are manufacturing, industrial and retail Professional drivers, strategically placed terminals and secured overnight locations Complete platform provides proactive technology, increased shipper visibility and integrated solutions 21 | Investor Presentation July 2016 XPO Logistics

European Transport Largest Owned Fleet in Europe Leading European transport platform providing less-than-truckload, truckload, truck brokerage, and new last mile service Road transport across all of Europe is a $425 billion sector, of which XPO has less than 1% share European Transport Footprint Leading LTL provider in Western Europe Lane density covering regions producing ~90% of the eurozone’s GDP Balanced non-asset and asset-based model – 8,000 owned trucks – 3,400 trucks contracted through owner-operators – Access to over 12,000 additional independent carriers 22 | Investor Presentation July 2016 XPO Logistics

Integrated, Cloud-Based IT Platform Adds Value to Service Lines Contract Logistics Proprietary management systems handle complete logistics processes: packaging, e-fulfilment, warehousing, distribution, reverse logistics, omni-channel, aftermarket, etc. Highly engineered solutions are tech-enabled European Transport U.S. IT best practices application lowers costs and offers enhanced data analytics Freight Optimizer being rolled out for cross-European visibility and execution Truck Brokerage / Expedite Freight Optimizer offers powerful tools to source optimal capacity for each load Largest web-based TMS for expedite in North America, developed over 20 years Less-Than-Truckload Rolled out new handhelds for dock workers, drivers and weights/inspections Proprietary algorithms for pricing, line-haul, pickup and delivery to be deployed in 2016 Last Mile Patented technology enables real-time visibility and management of customer satisfaction Online order creation and management Customer satisfaction-focused design Intermodal / Drayage Proprietary Rail Optimizer system rolled out in 2015 facilitates seamless, door-to-door movements of long haul freight Constant communication with railroads and real-time delivery updates to customers Truckload Value-enhancing upgrades to on-board computers Full fleet monitoring and quality management IT platform integration with brokerage to better utilize capacity 23 | Investor Presentation July 2016 XPO Logistics

XPO Logistics

Financial Performance

Rock Solid Financial Strength Accelerating free cash flow – $100 million to $150 million of free cash flow expected for full-year 2016 Highly flexible net capex of only 3% of revenue, with ability to decrease in a downturn Approximately 73% of debt will not mature until 2021 or later Long-term leverage target of 3 – 4x net debt / EBITDA Covenant-lite debt terms Free cash flow: operating cash flow minus net capital expenditures 25 | Investor Presentation July 2016 XPO Logistics

Free Cash Flow Profile Flexible asset / non-asset model gives XPO the ability to meet customers’ needs while enhancing returns Low Net Capex as a % of Revenue vs. Competitor Groups (1) 2016 Targets % $ in Millions 25 1,500 21.7 1,250 20 1,000 15 11.9 750-775 10 475-500 7.1 7.5 500 5 3.0 0.7 0 0 XPO Brokers Parcel LTL TL Rail Adjusted EBITDA Capex Adjusted EBITDA Minus Capex (1) Brokers include CH Robinson, Echo Global Logistics and Expeditors International; Parcel includes FedEx and UPS; LTL includes Old Dominion Freight Line, YRC Worldwide, ArcBest and Saia; TL includes Swift Transportation, Werner Enterprises, Knight Transportation and Heartland Express; Rail includes CSX Rail Corp, Norfolk Southern, Union Pacific, Kansas City Southern, Canadian Pacific Railway and Canadian National Railway Company 26 | Investor Presentation July 2016 XPO Logistics

First Quarter 2016 Highlights $3.5 billion of gross revenue $249.3 million of adjusted EBITDA (1) 28.3% transportation net revenue margin, compared with 21.6% in Q1 2015 Higher-than-expected logistics results, led by volume growth from e-commerce and high tech, and a strong performance in Europe XPO named Fortune 500’s fastest-growing company (1) See appendix for a reconciliation of adjusted EBITDA to GAAP net loss 27 | Investor Presentation July 2016 XPO Logistics

Well-Positioned to Manage Through Brexit Currency Fully hedged foreign exchange risk through May 31, 2017 Only ~9% of global adjusted EBITDA in British pounds and 17% in euros (1) Service Mix Approximately 90% of U.K. EBITDA comes from contract logistics: long-term contracts and almost three quarters of the business is on cost-plus terms that lock in profit Balanced Transportation Model ~20% of revenue from U.K. owned fleet from dedicated service: long-term, cost-plus contracts Buy-back options with truck manufacturers give XPO the flexibility to decrease fleet size by up to 25% per year at no penalty (1) Based on annualized EBITDA. See appendix for a reconciliation of adjusted EBITDA to GAAP net loss 28 | Investor Presentation July 2016 XPO Logistics

Financial Outlook FY 2016: adjusted EBITDA of at least $1.25 billion FY 2018: adjusted EBITDA of at least $1.7 billion The company is solidly on track to achieve its targets 29 | Investor Presentation July 2016 XPO Logistics

XPO Logistics

Supplemental Materials

Awards and Recognitions Inbound Logistics (2016) names XPO a Top 75 Green Supply Chain Partner Forbes (2016) ranks XPO #17 among innovative growth companies, and #263 among America’s best employers French Ministry of the Environment and the French Environment and Energy Agency awarded XPO the label “Objectif CO2” (2016) for the outstanding environmental performance of transport operations in Europe Home Depot (2015) names XPO mid-size truckload carrier of the year Whirlpool Corporation (2015) names XPO intermodal and LTL carrier of the year SmartWay (2015) honors XPO for excellence in environmental improvement Logistics dell’Anno Award (2015) honors XPO in Italy for supply chain innovation Shippers surveyed in the LTL Carrier Customer Value and Loyalty Report (2015, Mastio & Company) ranked XPO #1 among national LTL carriers for: trustworthiness; shipments picked up when promised; shipments delivered when promised; ability to meet appointment times for pick-up; shipments delivered with no shortages; competitive transit times; billing accuracy; and claims processing 31 | Investor Presentation July 2016 XPO Logistics

Business Glossary Contract Logistics: An asset-light, technology-enabled business characterized by long-term contractual relationships with high renewal rates, low cyclicality and a high-value-add component that minimizes commoditization. Contracts are typically structured as either fixed-variable, cost-plus or gain-share. XPO services include highly engineered solutions, e-fulfillment, reverse logistics, packaging, factory support, aftermarket support, warehousing and distribution for customers in aerospace, manufacturing, retail, life sciences, chemicals, food and beverage, and cold chain. Expedite: A non-asset business that facilitates time-critical, high-value or high-security shipments, usually on very short notice. Revenue is either contractual or transactional, primarily driven by unforeseen supply chain disruptions or just-in-time inventory demand for raw materials, parts or goods. XPO provides three types of expedite service: ground transportation via a network of independent contract carriers; air charter transportation facilitated by proprietary, web-based technology that solicits bids and assigns loads to aircraft; and a managed transportation network that is the largest web-based expedite management technology in North America. Freight Brokerage: A variable cost business that facilitates the trucking of freight by procuring carriers through the use of proprietary technology. Freight brokerage net revenue is the spread between the price to the shipper and the cost of purchased transportation. In North America, XPO has a non-asset freight brokerage business, with a network of 32,000 independent carriers. In Europe, XPO generates over €1 billion in freight brokerage revenue annually, with capacity provided by an asset-light mix of owned fleet and independent carriers. Global Forwarding: A non-asset business that facilitates freight shipments by ground, air and ocean. Shipments may have origins and destinations within North America, to or from North America, or between foreign locations. Services are provided through a network of market experts who provide local oversight in thousands of key trade areas worldwide. XPO’s global forwarding service can arrange shipments with no restrictions as to size, weight or mode, and is OTI and NVOCC licensed. 32 | Investor Presentation July 2016 XPO Logistics

Business Glossary (Cont’d) Intermodal: An asset-light business that facilitates the movement of long-haul, containerized freight by rail, often with a drayage (trucking) component at either end. Intermodal is a variable cost business, with revenue generated by a mix of contractual and spot market transactions. Net revenue equates to the spread between the price to the shipper and the cost of purchasing rail and truck transportation. Two factors are driving growth in intermodal in North America: rail transportation is less expensive and more fuel efficient per mile than long-haul trucking, and rail is a key mode of transportation in and out of Mexico, where the manufacturing base is booming due to a trend toward near-shoring. Last Mile: A non-asset business that facilitates the delivery of goods to their final destination, most often to consumer households. XPO specializes in two areas of last mile service: arranging the delivery and installation of heavy goods such as appliances, furniture and electronics, often with a white glove component; and providing logistics solutions to retailers and distributors to support their e-commerce supply chains and omni-channel distribution strategies. Capacity is sourced from a network of independent contract carriers and technicians. Less-Than-Truckload (LTL): The transportation of a quantity of freight that is larger than a parcel, but too small to require an entire truck, and is often shipped on a pallet. LTL shipments are priced according to the weight of the freight, its commodity class (which is generally determined by its cube/weight ratio and the description of the product), and mileage within designated lanes. An LTL carrier typically operates a hub-and-spoke network that allows for the consolidation of multiple shipments for different customers in single trucks. Managed Transportation: A service provided to shippers who want to outsource some or all of their transportation modes, together with associated activities. This can include freight handling such as consolidation and deconsolidation, labor planning, inbound and outbound shipment facilitation, documentation and customs management, claims processing, and 3PL supplier management, among other things. Truckload: The ground transportation of cargo provided by a single shipper in an amount that requires the full limit of a dry van trailer, either by dimension or weight. Cargo typically remains on a single vehicle from the point of origin to the destination, and is not handled en route. This can make truckload a cost-effective option when transit time is key but not urgent. Shippers who utilize truckload generally pay a lower cost per item or pallet compared with other over-the-road options, and see less damage to goods. Also known as long-haul trucking. 33 | Investor Presentation July 2016 XPO Logistics

Financial Reconciliations The following table reconciles XPO’s net loss attributable to common shareholders for the three months ended March 31, 2016 and 2015 to adjusted EBITDA for the same periods XPO Logistics, Inc. Consolidated Reconciliation of Net Loss to Adjusted EBITDA (Unaudited) (In millions) Category Three Months Ended March 31, 2016 2015 Change % Net loss attributable to common shareholders Net loss attributable to common shareholders $ (23.2) $ (15.4) 50.6% Preferred dividends Cumulative preferred dividends (0.7) (0.7) 0.0% Noncontrolling interests Net income attributable to noncontrolling interests (3.2) —100.0% Net loss Net loss (19.3) (14.7) 31.3% Loss on conversion of convertible senior notes Interest expense — 6.5 -100.0% Other interest expense Interest expense 93.1 16.6 460.8% Income tax benefit Income tax benefit (15.7) (13.6) 15.4% Accelerated amortization of trade names Sales, general and administrative expense — 0.5 -100.0% Other depreciation expense Cost of transportation and services 60.7 —100.0% Other depreciation & amortization expense Direct operating expense 41.1 8.1 407.4% Other depreciation & amortization expense Sales, general and administrative expense 60.3 25.2 139.3% Unrealized hedging gains & losses Other expense 2.0 —100.0% EBITDA $ 222.2 $ 28.6 676.9% Transaction & integration costs Sales, general and administrative expense 23.2 0.6 3766.7% Rebranding costs Sales, general and administrative expense 3.9 —100.0% Adjusted EBITDA $ 249.3 $ 29.2 753.8% Refer to the “Non-GAAP Financial Measures” section on page 2 of this document. Adjusted EBITDA was prepared assuming 100% ownership of XPO Logistics Europe. 34 | Investor Presentation July 2016 XPO Logistics

Financial Reconciliations (Cont’d) The following table reconciles XPO’s net loss attributable to common shareholders for the year ended December 31, 2015 and 2014 to adjusted EBITDA for the same periods XPO Logistics, Inc. Consolidated Reconciliation of Net Loss to Adjusted EBITDA (Unaudited) (In millions) Category Year Ended December 31, 2015 2014 Change % Net loss attributable to common shareholders Net loss attributable to common shareholders $ (245.9) $ (107.4) 129.0% Preferred stock beneficial conversion charge Preferred stock beneficial conversion charge (52.0) (40.9) 27.1% Preferred dividends Cumulative preferred dividends (2.8) (2.9) -3.4% Noncontrolling interests Net income attributable to noncontrolling interests 0.5 —100.0% Net loss Net loss (191.6) (63.6) 201.3% Debt commitment fees Interest expense 19.7 14.4 36.8% Loss on conversion of convertible senior notes Interest expense 10.0 5.5 81.8% Other interest expense Interest expense 187.0 28.1 565.5% Income tax benefit Income tax benefit (90.9) (26.1) 248.3% Accelerated amortization of trade names Sales, general and administrative expense 2.4 3.3 -27.3% Other depreciation expense Cost of transportation and services 73.9 0.1 73800.0% Other depreciation & amortization expense Direct operating expense 90.4 11.6 679.3% Other depreciation & amortization expense Sales, general and administrative expense 198.2 83.3 137.9% Unrealized hedging gains & losses Other expense 2.5 —100.0% EBITDA $ 301.6 $ 56.6 432.9% Transaction & integration costs Other expense 9.7 —100.0% Transaction & integration costs Foreign currency loss 33.7 —100.0% Transaction & integration costs Sales, general and administrative expense 145.2 23.6 515.3% Gain on sale of intermodal equipment Other expense (9.5) —100.0% Rebranding costs Sales, general and administrative expense 12.4 1.2 933.3% Adjusted EBITDA $ 493.1 $ 81.4 505.8% Refer to the “Non-GAAP Financial Measures” section on page 2 of this document. Adjusted EBITDA was prepared assuming 100% ownership of XPO Logistics Europe. 35 | Investor Presentation July 2016 XPO Logistics

Financial Reconciliations (Cont’d) The following table reconciles XPO’s revenue attributable to its North American Less-Than-Truckload business for the three months ended March 31, 2016 and 2015 to adjusted operating ratio for the same periods XPO Logistics North American Less-Than-Truckload Adjusted Operating Ratio (Unaudited) (In millions) illio Three Months Ended March 31, 2016 2015 Revenue $820.0 $855.6 Operating income 52.5 37.9 Operating ratio 93.6% 95.6% Transaction & integration costs 1.8 -Amortization expense 5.8 -Depreciation adjustment from updated purchase price allocation of acquired assets (1.8) — Adjusted operating income $ 58.3 $ 37.9 Adjusted operating ratio 92.9% 95.6% 36 | Investor Presentation July 2016 XPO Logistics